UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CURON MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CURON MEDICAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CURON MEDICAL, INC., a Delaware corporation, will be held on Thursday, June 1, 2006 at 9:00 a.m. local time, at 46117 Landing Parkway, Fremont, California, 94538 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect one Class III director to serve for a term of three years expiring upon the 2009 Annual Meeting of Stockholders or until his successor is elected.

2.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 2, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

FOR THE BOARD OF DIRECTORS

/s/ Larry C. Heaton II

Larry C. Heaton II

Chief Executive Officer, President and Board Member

Fremont, California

April	17, 2006

YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

CURON MEDICAL, INC.

PROXY STATEMENT FOR THE 2006

ANNUAL MEETING OF STOCKHOLDERS

JUNE 1, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Curon Medical, Inc, for use at our Annual Meeting of Stockholders to be held Thursday, June 1, 2006 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices at 46117 Landing Parkway, Fremont, California, 94538. Our telephone number at that location is (510) 661-1800.

These proxy solicitation materials and the Annual Report for the year ended December 31, 2005, including financial statements, were first mailed on or about April 17, 2006 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

Stockholders of record at the close of business on April 2, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of March 30, 2006, 43,351,027 shares of our Common Stock were issued and outstanding and held of record by approximately 1,500 stockholders. The closing price of our Common Stock on March 31, 2006 as reported on the NASDAQ Capital Market was $0.31 per share.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Alistair McLaren, Inspector of Elections, Curon Medical, Inc., 46117 Landing Parkway, Fremont, California, 94538, a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) appointed for the meeting and will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class III director, for the confirmation of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders that are intended to be presented by such stockholders at our 2007 Annual Meeting must be received by us no later than December 18, 2006, which is the date 120 calendar days before the anniversary of the mailing date of this proxy statement, in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of April 15, 2006, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner	Number of shares outstanding	Number of Shares issuable upon exercise of options or warrants (2)	Total	Percent Owned(1)
S.F. Capital Partners Ltd	4,159,715	2,350,358	6,510,073	14.2%
3600 South Lake Drive, St. Francis, WI 53235

Entities affiliated with Atlas Master Fund	3,700,551	1,346,154	5,046,705	11.3%
C/o Walkers SPV Limited
Walker House, PO Box 908GT, George Town
Grand Cayman BWI

Entities affiliated with ONSET Ventures (3)	3,377,539	129,100	3,506,639	8.1%
2400 Sand Hill Road, Menlo Park, CA 94025

Goldman Capital Management	2,407,670	—	2,407670	5.6%
320 Park Avenue, 10th Floor, New York, NY 10022

Michael Berman	126,026	185,000	311,026	*

David I. Fann	39,800	72,100	111,900	*

Larry J. Strauss	—	15,000	15,000	*

Robert F. Kuhling, Jr. (4)	3,377,539	129,100	3,506,639	8.1%

Larry C. Heaton II	19,623	678,125	697,748	1.6%

Alistair F. McLaren	162,382	156,020	318,402	*

Carlos Babini	10,000	208,124	218,124	*

All executive officers and directors as a group (7 persons)	3,735,370	1,443,469	5,178,839	11.6%

*	Less than 1% outstanding common stock.

(1)	Applicable percentage ownership is based on 43,351,027 shares of Common Stock as of April 15, 2006, together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

(2)	Includes shares of Common Stock issuable upon the exercise of warrants or stock options exercisable within 60 days of April 15, 2006

(3)	Includes 2,506,639 shares held by ONSET Enterprise Associates III, L.P., 485,150 shares held by ONSET IV, L.P. and 14,850 shares held by ONSET Entrepreneurs, L.P., 500,000 shares held by Onset IV Management, L.L.C. (collectively “ONSET”) and includes 57,000 shares issuable within 60 days pursuant to options Onset Venture Services Corporation, and 72,100 shares issuable within 60 days pursuant to options issued to Mr. Kuhling.

(4)	Includes 3,377,539 shares, 129,100 options held by ONSET. Mr. Kuhling is a general partner of ONSET and disclaims beneficial ownership of the shares held by ONSET except to the extent of his proportionate partnership interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of the forms we received, we believe that during the year ended December 31, 2004 (the “Last Fiscal Year”), all Section 16(a) filing requirements were satisfied on a timely basis.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Director and Nominees for Director

Pursuant to our Amended and Restated Certificate of Incorporation, our Board of Directors currently consists of six persons, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II and one director in Class III, with one open Class III seat. The Class III director is to be elected at the Annual Meeting. All Class I and Class II directors will be elected at the 2007 and 2008 Annual Meeting of Stockholders, respectively. The Class III director elected at the Annual Meeting will hold office until the 2008 Annual Meeting of Stockholders or until his earlier resignation or removal.

In the event the person becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected the nominee will be unavailable to serve.

The name of the Class III nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date and certain information about them is set forth below. The names of the current Class I and Class II directors with unexpired terms, their ages as of the Record Date and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since
Nominees for Class III Director
Michael Berman (1)(3)	48	Consultant	2000

Continuing Class I Directors
Larry C. Heaton II	49	Our Chief Executive Officer and President	2003
David I. Fann (1)(2)(3)	42	General Partner, Inflection Capital	1999

Continuing Class II Directors
Robert F. Kuhling, Jr. (1)(2)(3)	57	General Partner, Onset Ventures	1999
Larry J. Strauss (2)	54	Consultant	2005

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating Committee

There are no family relationships among any of our directors or executive officers. Our Board of Directors has determined that directors Berman, Fann, Kuhling and Strauss are independent directors as defined by the Nasdaq Marketplace Rules.

Director to be Elected at the Annual Meeting

Michael Berman.    Mr. Berman has served as a director since July 2000 and as Chairman since the end of February 2001. Mr. Berman was our interim Chief Executive Officer from July 2002 until January 2003. From February 2000 until August 2001, Mr. Berman was Senior Vice President of Boston Scientific/Scimed. From June 1995 until February 2000, Mr. Berman was President and from January to June 1995 he was Vice President of Sales and Marketing of Boston Scientific/Scimed. He serves as a director of several private companies. Mr. Berman holds both an M.B.A. and a B.S. in Industrial and Labor Relations from Cornell University.

Directors Whose Terms Extend Beyond the Annual Meeting

Robert F. Kuhling, Jr.    Mr. Kuhling has served as a director since December 1999. Since February 1987, Mr. Kuhling has been a general partner or managing director of several venture capital partnerships managed by ONSET Ventures. He also serves as a director of several private companies. Mr. Kuhling holds an M.B.A. from Harvard Business School and an A.B. in Economics from Hamilton College.

Larry J. Strauss.    Mr. Strauss has served as a director since April 2005. From March to December 2005, he was Chief Financial Officer of Hansen Medical, Inc., a medical device company developing a robotic catheter control system. From September 2003 to August 2004, Mr. Strauss was Vice President, Finance and Chief Financial Officer of Vivus, Inc., a specialty pharmaceutical company. From May 2002 to September 2003, Mr. Strauss was a Vice President, Finance of Baxter Healthcare Corporation. From June 1999 to May 2002, Mr. Strauss was Vice President, Finance and Chief Financial Officer of Fusion Medical Technologies, Inc., a developer of surgical products, which was acquired by Baxter Healthcare Corporation. Mr. Strauss earned an M.S. degree in Industrial Engineering and Operations Research from the University of California, Berkeley and a B.S. degree in Mathematics, cum laude, from Claremont McKenna College.

Larry C. Heaton II.    Mr. Heaton has served as a director and as President and Chief Executive Officer since January 2003. From October 2000 until December 2002, Mr. Heaton was President, Chief Executive Officer and a Director of Response Genetics, a private biotechnology services company. From April 1982 until June, 2000, Mr. Heaton served in a variety of positions at United States Surgical Corporation, a publicly-traded medical device manufacturer, including as President and Chief Operating Officer from October 1998 until June 2000. Mr. Heaton studied Political Science at Eastern Illinois University and Business Administration at the University of Illinois.

David I. Fann.    Mr. Fann has served as a director since September 1999. Since July 2004, Mr. Fann has been a general partner of Inflection Capital. From March 1997 until June 2004, he has been President and Chief Executive Officer of Excelsior Private Equity Fund II, Inc., a business development company, and, since September 1994, he has also served as President and Chief Executive Officer of UST Private Equity Investors Fund, Inc., a business development company, and as a managing director of U.S. Trust Company of New York. Mr. Fann holds a B.A.S. in Industrial Engineering and Economics from Stanford University.

Vote Required

The Board unanimously recommends that you vote “FOR” the nominee. Votes withheld from the director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board and Committee Meetings

Our Board of Directors held a total of ten meetings during the fiscal year ended December 31, 2005. During the year, no incumbent director attended fewer than 75% of the Board or committee meetings held during his service as a director or committee member.

Our Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. From time to time, the Board has created various ad hoc committees for special purposes.

The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. This Committee, which currently consists of directors David Fann, Robert Kuhling, and Larry Strauss, held five meetings during 2005. Director Berman was appointed as a member of the Audit Committee in December 2004 to fill the seat vacated by a departing director. While

Mr. Berman was not independent under the Nasdaq Marketplace Rules while he was a member of the Audit Committee, the Board at that time determined that Mr. Berman’s membership on the Audit Committee was permitted by Nasdaq’s audit committee composition “exceptional and limited circumstances” provision and was in the best interests of the corporation and its stockholders. Mr. Strauss replaced Mr. Berman on the Audit Committee in April 2005. The Board of Directors has determined that Mr. Strauss is an independent director and a financial expert as defined by the SEC.

The Compensation Committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for our executive officers and certain employees. This Committee, which currently consists of directors David Fann, Michael Berman and Robert Kuhling, held 5 meetings during 2005.

The Nominating and Corporate Governance Committee, or the Nominating Committee, assists the Board in identifying qualified individuals to become directors, determines the composition of the Board and its committees, monitors the process to assess Board effectiveness and helps develop and implement our corporate governance guidelines. The Nominating Committee held one meeting during 2005. The Nominating Committee currently consists of directors Michael Berman, David Fann, Robert Kuhling. While Mr. Berman was not independent under the Nasdaq rules during the three year period after he was our interim Chief Executive Officer, the Board at that time determined that Mr. Berman’s membership on the Nominating Committee is permitted by Nasdaq’s nominating committee composition “exceptional and limited circumstances” provision and was in the best interests of the corporation and its stockholders. The Board of Directors has determined that Mr. Berman is now an independent director as defined by the Nasdaq Marketplace Rules

The consideration of any candidate for director will be based on the Nominating Committee’s assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. The Committee does not assign any particular weighting or priority to any particular factor it may consider. Candidates for director may be identified by management, other directors or by advisors to Curon. While it has not done so, the Nominating Committee may employ an executive search firm to assist it in future searches for potential board candidates.

The Nominating Committee also considers nominees proposed by stockholders. The Committee considers stockholder nominees in substantially the same manner as other nominees. To recommend a prospective nominee for the Nomination Committee’s consideration, stockholders should submit the candidate’s name and qualifications to our Corporate Secretary in writing at 46117 Landing Parkway, Fremont, California, 94538.

The Audit, Compensation and Nominating Committees operate under written charters adopted by the Board. These charters are available on our website at http://investor.curonmedical.com.

Communications With The Board

We do not have formal procedures for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Corporate Secretary in writing at 46117 Landing Parkway, Fremont, California, 94538 with a request to forward the same to the intended recipient. In general, all stockholder communication delivered to our Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions. However, the Corporate Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

We encourage all incumbent directors and nominees for election as director to attend the Annual Meeting. Last year’s annual meeting was attended by all incumbent directors and nominees for election as director.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee or executive officer of Curon has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of Curon.

Directors Compensation

Directors who are employees of Curon Medical, Inc. do not receive any additional compensation for their services as directors. The non-employee directors receive $2,500 for each Board meeting attended in person and $1,500 by teleconference. Until June 16, 2004, non-employee directors received $1,500 for each Board meeting attended in person or by teleconference, excluding committee meetings and special telephonic meetings. Effective June 17, 2004, non-employee directors receive a payment of $500 for each in-person or teleconference committee meeting attended. All directors are reimbursed for reasonable expenses in connection with attendance at Board and committee meetings.

The Compensation Committee has authorized an annual amount of $10,000 to be paid to the director holding the position of Chairman of the Audit Committee. The Chairman of the Audit Committee is also entitled to per diem compensation of $350.00 per hour for additional extraordinary activities conducted with prior authorization of Audit Committee. Mr. Strauss is currently the Chairman of the Audit Committee entitled to the foregoing benefits.

In addition, our 2000 Stock Plan provides outside directors with two automatic option grants, including (a) an “initial” share option grant to purchase shares of our Common Stock on the later of the effective date of the 2000 Stock Plan or the date the outside director first became a director and (b) an “annual” share option grant to purchase shares of our Common Stock, provided the outside director has been a director for at least 6 months on the date of the grant. Each share option grant under the 2000 Stock Plan has an exercise price per share equal to 100% of the fair market value per share of our Common Stock on the date of the grant, and a ten-year term. Each initial share option grant becomes vested and exercisable in four successive and equal, annual installments measured from the date of the option grant. Each annual share option grant becomes vested and exercisable in full on the first anniversary of the option grant date.

With effect from June 16, 2004, the 2000 Stock Option Plan was amended to include each non-employee director elected to the Board of Directors for the first time following the Annual Meeting will receive upon election an initial grant of options to purchase 15,000 shares of common stock at fair market value on the date of grant as well as an annual grant of options to purchase 15,000 shares for each year during the director’s term. All of the foregoing options have a ten-year term. The initial option grants as well as the annual grants are fully vested and immediately exercisable on the day of grant. All grants issued to outside Board members will be exercisable for up to a year from the date of such Board member’s termination of service.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE SET FORTH HEREIN.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 15, 2006:

Name	Age	Position(s)
Larry Heaton II	49	President, Chief Executive Officer and Director
Alistair F. McLaren	65	Chief Financial Officer and Vice President of Finance and Administration
Carlos Babini	55	Executive Vice President of Sales & Marketing, President of International and Chief Sales & Marketing Officer

Larry Heaton II.    Mr. Heaton has served as President, Chief Executive Officer and Director since January 2, 2003. Business background supplied above under “Directors to be Elected at the Annual Meeting.”

Alistair F. McLaren.    Mr. McLaren has served as our Chief Financial Officer and Vice President of Finance and Administration since March 1998. Mr. McLaren is a member of the Institute of Chartered Accountants of Scotland.

Carlos Babini.    Mr. Babini has served as our Executive Vice President of Sales & Marketing, President of International and Chief Sales & Marketing Officer since April 2004. From October 2003, Mr. Babini was our Vice President of Sales. Previously, Mr. Babini held the position of Chief Operating Officer of Infomedix Communication, a developer of products for the medical education market, from 1999 to 2000. Mr. Babini holds a degree in Pharmacy from Wayne State University.

Employment Agreements

In January 2003, we entered into an at-will employment agreement with Larry C. Heaton II whereby we have agreed to provide Mr. Heaton with a lump sum severance payment equal to six months of his then current monthly salary upon termination of his employment other than for cause. The agreement also provides that if, within 12 months following an acquisition, merger or sale of a majority of our assets, Mr. Heaton is terminated other than for cause or subject to constructive termination, Mr. Heaton will receive a lump sum severance payment equal to 12 months of his then current monthly salary and his outstanding stock options will fully and immediately vest. The agreement also provides for an annual salary of $295,000, annual performance bonuses of up to 40% of the annual salary, a housing allowance in the amount of $57,000 per year for up to the first four years of employment, reimbursement of relocation expenses of up to $125,000, an additional payment of $100,000 upon purchase of a home and an option to purchase 750,000 shares of Common Stock which vests as to 25% of the shares after the first year of employment and in equal monthly installments thereafter over the following 36 months.

We have entered into employment arrangements with Carlos Babini, and Alistair McLaren, which provide that they will receive continued salary, medical benefits and stock option vesting for six months following involuntary termination of employment without cause, and eighteen months acceleration of stock option vesting if involuntarily terminated following a change of control transaction.

Each of our other named executive officers signed an offer letter before commencing their employment with us. The offer letters set forth each officer’s:

•	position and title,

•	salary and other compensation,

•	health benefits,

•	option grant and vesting schedule, and

•	obligation to abide by confidentiality provisions.

Additionally, each offer letter states that employment with us is at-will and may be terminated by either party at any time with or without notice or cause.

Code of Ethics

We have a code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of this code is available on our website at http://investor.curonmedical.com. We intend to disclose any changes in or waivers from our code of ethics by posting such information on our website or by filing a Form 8-K.

Executive Officer Compensation

Summary Compensation Table.    The following table sets forth information for the years ended December 31, 2005, 2004 and 2003 regarding the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation		Other Annual Compensation (1)	Long-Term Compensation Awards Securities	All Other Compensation ($) (3)
		Salary ($)	Bonus ($)		Underlying Options (#)
Larry Heaton (3)	2005	$277,292	$25,000	$57,000	900,000	$180
Chief Executive Officer &	2004	295,000	—	57,000	—	180
President	2003	295,000	—	282,000	750,000	—

Alistair F. McLaren	2005	206,498	—	4,500	220,000	1,524
Chief Financial Officer and	2004	197,192	—	6,000	—	792
Vice President of Finance	2003	192,613	—	6,000	50,000	—
Administration

Carlos Babini (4)	2005	252,083	—	6,000	515,000	276
Executive Vice President of Sales & Marketing; President of International and Chief Sales & Marketing Officer	2004 2003	184,427 25,000	90,000 40,000	6,000 1,400	150,000 90,000	276 —

Patrick J. Rimroth (5)	2005	246,526	60,000	—	315,000	204
	2004	230,907	—	—	25,000	204
	2003	218,763	—	—	25,000	—

Mark Gordon (6)	2005	187,080	—	—	200,000	173
	2004	76,609	—	—	60,000	83

(1)	The amounts in this column represent car allowances unless otherwise noted.

(2)	Life insurance premiums paid by us on behalf of the Named Executive Officers.

(3)	Mr. Heaton was paid $225,000 in taxable and non-taxable relocation reimbursement related his move to California and, for each of the past three years, $57,000 in housing allowance.

(4)	Includes commission earned in the amount of $40,000 and bonus earned in the amount of $50,000 in 2004 and $40,000 in commission in 2003.

(5)	Mr. Rimroth’s employment terminated effective January 20, 2006. Mr. Rimroth’s salary includes vacation pay in the amount of $4,481 in 2005 and $4,212 in 2004.

(6)	Mr. Gordon’s employment terminated effective December 12, 2005.

Option Grants In Last Fiscal Year

Option Grants in Last Fiscal Year.    The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2005 to each of the Named Executive Officers:

Name	Number of Securities Underlying Options Granted (1)	Percentage of Total Options Granted to Employees in Fiscal Year (2)		Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
						5% ($)	10% ($)
Larry Heaton	150,000 750,000	4.4 22.0	% %	0.63 0.32	06/10/15 10/25/15	59,430 150,935	150,608 382,498
Alistair F. McLaren	50,000 170,000	1.5 5.0	% %	0.65 0.32	05/31/15 10/25/15	20,439 34,212	51,797 86,700
Carlos Babini	250,000	7.3%		0.80	04/12/15	125,779	318,749
	265,000	7.8%		0.32	10/25/15	53,330	135,149
Patrick J. Rimroth	50,000 265,000	1.5 7.8	% %	0.65 0.32	05/31/15 10/25/15	20,439 53,330	51,797 135,149
Mark Gordon	50,000	1.5%		0.65	05/31/15	20,439	51,797
	150,000	4.4%		0.32	10/25/15	30,187	76,500

(1)	Option grants were made under our 2000 Option Plan. Each grant allows the officer to acquire shares of our Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. These options have a 10 year term and twenty-five percent (25%) of the shares subject to the option vest on the first anniversary of the grant date with the remaining shares vesting in thirty-six successive equal monthly installments over the optionee’s continued service.

(2)	Based on an aggregate of 3,413,890 options granted to employees, consultants and Board members in 2005, including options granted to the Named Executive Officers.

(3)	The potential realizable values are based on an assumption that the price of our common stock will appreciate at the compounded annual rate shown from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the SEC and do not reflect our estimate of future stock price growth of the shares of our common stock.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2005, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2005.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At December 31, 2005 (#)		Value of Unexercised In-the-Money Options at December 31, 2005 ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Larry Heaton	—	—	546,875	1,103,125	—	$67,500
Alistair F. McLaren	—	—	133,104	247,084	4,643	15,300
Carlos Babini	—	—	101,875	653,125	—	23,850
Patrick J. Rimroth	—	—	278,123	361,877	—	23,850
Mark Gordon	—	—	20,624	—	—	—

(1)	The value of unexercised in-the-money options equals the difference between the option exercise price and the closing price of our Common Stock on December 31, 2005 multiplied by the number of shares underlying the options. The closing price of our Common Stock on December 30, 2005, as reported on the NASDAQ Small Cap Market was $0.41 per share.

Equity Compensation Plan Information

The following table sets forth the information with respect to equity compensation plans at December 31, 2005.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	16,710,058	$1.24	1,819,600
Equity compensation plans not approved by stockholders (2)	N/A	N/A	N/A

Total	16,710,058	$1.24	1,819,600

(1)	Consists of the 2000 Stock Option Plan, the 1997 Stock Option Plan, and the 2000 Employee Stock Purchase Plan.

(2)	We do not have any equity compensation plan not approved by security holders.

The following Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

Compensation Committee Report on Executive Compensation

The following is provided to stockholders by the members of the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors , comprised of three directors, is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy.    Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interest of executives and stockholders through equity-based plans;

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program.    The Compensation Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all of our officers and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee is also responsible for the administration of our 2000 Stock Plan and 2000 Employee Stock Purchase Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1.    Base Salary.    In setting compensation levels for executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions at medical product, biotechnology and high technology companies. In addition, the Compensation Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

2.    Long-Term Incentives.    Our 2000 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2005 Compensation for the Chief Executive Officer

In determining the salary of Larry Heaton for 2005, the Compensation Committee considered competitive compensation data for the presidents and chief executive officers of similar companies within the medical device industry, taking into consideration Mr. Heaton’s experience and knowledge. Based on plans for specified goals, the Compensation Committee determined that Mr. Heaton’s salary should be $275,000 effective January 1, 2005 and a cash bonus could be earned of up to 40% of his base salary.

For 2005, the Committee recommended to the Board of Directors, and the Board approved, the payment to Mr. Heaton a bonus of $25,000. The Committee approved, in June 2005, a stock option grant to Mr. Heaton of 150,000 shares at an exercise price equal to the closing price of our Common Stock as quoted on the Nasdaq Capital Market on the date of grant and subject to our standard four-year vesting schedule. The committee also approved in October 2005, a stock option grant to Mr. Heaton of 750,000 shares at an exercise price equal to the closing price of our Common Stock as quoted on the Nasdaq Capital Market on the date of grant and subject to the special vesting, earlier of one year, or upon our “change of control.”

It is our policy to periodically review executive base salaries in relation to comparable positions in comparable companies. The Compensation Committee believes that base salaries should remain competitive with those in the industry taking into account the total compensation package of base salary and incentives.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the “Code”). Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal year 2004. Grants under the 2000 Stock Plan are not subject to the deduction limitation, including the option grant limitations described below.

Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, our 2000 Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 1,000,000 shares of Common Stock. In addition, our 2000 Stock Plan provides that in connection with an employee’s initial employment, the employee may be granted an additional 2,000,000 shares of Common Stock.

Respectfully submitted,

Michael Berman

David Fann

Robert Kuhling

Audit Committee Report

The Audit Committee met five times during the 2005 fiscal year to discuss and review various matters as contemplated by the Audit Committee Charter. Each Audit Committee member is qualified as “Independent” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers.

The Audit Committee Charter is attached hereto as Exhibit A. The purposes of the Audit Committee are set forth in the Audit Committee Charter. The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process.

As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial reporting process and internal control systems and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with our independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. Management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent accountants of non-audit services to us is compatible with maintaining the independent accountants’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants the independent accountant’s independence.

The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of accountant independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our accountants are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the most recent fiscal period.

Respectfully submitted,

David Fann

Robert Kuhling

Larry Strauss

Fees Paid To Independent Registered Public Accounting Firm

The following information sets out the fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, during the fiscal years 2005 and 2004.

	2005	2004
Audit Fees (1)	$236,190	$270,130
Audit-Related Fees (2)	35,000	281,893
Tax Fees (3)	—	38,300
All Other Fees (4)	—	—

Total Fees	$271,190	$590,323

(1)	Audit fees consists of fees billed or to be billed to us by PricewaterhouseCoopers LLP for professional services rendered for the audit of our financial statements and the review of the interim financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Includes accounting costs billed to us by PricewaterhouseCoopers LLP associated with the 2004 internal investigation, as well as the filing of registration statements on Form S-3 and Form S-8.

(3)	Consists of fees billed to us by PricewaterhouseCoopers LLP for tax planning, assistance with the preparation of various tax returns and advice on other tax related matters.

(4)	We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding matters other than those described above during our 2005 and 2004 fiscal years.

Our Audit Committee has approved the non-audit services performed by PricewaterhouseCoopers LLP and has determined that the rendering of such non-audit services was compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

Stock Performance Graph

The following graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return of the Nasdaq Market, U.S. index (“Nasdaq U.S. Index”) and the Medical Appliances/Equipment index (“HEMSCOTT Group Index”) for the period beginning on September 22, 2000, our first day of trading after our initial public offering, and ending on December 31, 2005.

*	The graph assumes that $100 was invested on September 22, 2000 in our Common Stock, the Nasdaq U.S. Index and the Hemscott Group Index, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stock performance shown in the above chart for the Common Stock is historical and should not be considered indicative of future price performance.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

FINANCIAL AND OTHER INFORMATION

The financial and other information required pursuant to Item 13(a) of the Proxy Ruler is incorporated by reference to our Annual Report which is being delivered to our stockholder with this Proxy Statement.

THE BOARD OF DIRECTORS

Fremont, California

April 17, 2006

Exhibit A

Audit Committee Charter

I.	Mission Statement

This Charter specifies the scope of the Audit Committee’s (the “Committee”) responsibilities, and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing and reporting upon: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Review and appraise the audit efforts and independence of the Company’s auditors.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.	Structure and Membership Requirements

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent” directors within the meaning of applicable NASDAQ and SEC rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

One director who is not deemed to be independent under the above criteria may serve on the Committee only if the Board, under exceptional and limited circumstances, determines that the membership of such director is in the best interests of the Company and its stockholders and discloses the nature of the relationship and the basis of such determination in the Company’s next annual proxy statement.

All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member should have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual’s financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.	Meetings

As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should meet with the independent auditors and management quarterly to review the Company’s financial statements consistent with Section IV.6. below.

IV.	Processes

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review; General Provisions

1.	Obtain the Board members’ approval of this Charter.

2.	Review and reassess the Charter’s adequacy periodically, but at least annually, as conditions dictate.

3.	Review the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

4.	Review the regular Management Letter to management prepared by the independent auditors and management’s response.

5.	Review and approve in advance any proposed related party transactions.

6.	Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company’s Form 10-Q. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors’ judgment of the quality of the Company’s accounting and any uncorrected misstatements as a result of the quarterly review by the independent auditors.

7.	Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are present.

8.	Review, approve and monitor the Company’s code of ethics for its senior financial officers.

9.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

10.	Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Independent Auditors

11.	Appoint, compensate and oversee the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

12.	Pre-approve non-audit services provided to the Company by the independent auditors (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

13.

Review and provide guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the Committee by the independent auditors in accordance with the applicable SEC requirements.

14.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

15.	Review with the independent auditors their ultimate accountability to the Board and the Committee.

16.	Review and evaluate the performance of the independent auditors and approve any nomination or proposed discharge of the independent auditors when circumstances warrant.

Financial Reporting Processes

17.	Review on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

18.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to its financial reporting.

19.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

20.	Establish regular and separate systems of reporting to the Committee by both management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

21.	Following completion of the annual audit, review separately with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

22.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

23.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

24.	Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

Ethical and Legal Compliance

25.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

26.	Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

27.	Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

28.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

29.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

30.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

31.	If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

Proxy Statement and NASD Reporting

32.	State in the annual proxy statement that the Committee has adopted a written charter and include a copy of this charter as an appendix to the proxy statement once every three years.

33.	Include a report in the annual proxy statement, over the names of all Committee members, stating whether the Committee reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters requiring discussion, including but not limited to those matters required by the Statement of Auditing Standards No. 61, received the written disclosures and letter from the independent auditors as required by Independence Standards Board Standard No. 1, and based upon that review and discussion, recommended to the Board that the audited financial statements be included in the Form 10-K.

34.	Provide the NASD with a written confirmation, as necessary, regarding the structure and membership requirements (under Section II above) of the Committee including the minimum of three independent directors, the financial literacy of the Committee members, the determination that at least one of Committee members has accounting or financial expertise, and the annual review and reassessment of the adequacy of this Charter.

V.	Compensation

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VI.	Delegations of Authority

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

FOR WITHHOLD

1. Election of Class III Director Nominee:

01 Michael Berman

(Instructions: To withhold authority to vote for any nominee, strike out the individual’s name above)

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature Signature Date

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community properly, both should sign.

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CURON MEDICAL, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Curon Medical, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated April 17, 2006 and hereby appoints Alistair F. McLaren proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2006 Annual Meeting of Stockholders of Curon Medical, Inc. to be held on June 1, 2006 at 9:00 a.m., local time, at 46117 Landing Parkway, Fremont, California, 94538 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

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